Exhibit 99.2

Mobix Labs’ Board Members Jimmy Peterson and David Aldrich Praise Company’s Success and Growth in 2024

Following Microsemi Playbook Leads to 426% Revenue Increase Over Prior Fiscal Year

IRVINE, Calif., Oct. 17, 2024 — Mobix Labs Inc. (Nasdaq: MOBX) (“Mobix Labs”), a leader in advanced connectivity solutions for defense, military and communications applications, led by such industry board veterans as Jimmy Peterson and Dave Aldrich, has achieved remarkable financial growth over the past fiscal year, with preliminary figures showing a 426% increase in revenue.

In the last ten months alone, the company has gone public and announced three significant acquisitions as it continues to chart a robust M&A growth trajectory.

Jimmy Peterson, Mobix Labs’ Executive Chairman, celebrated for his role as former CEO of Microsemi, praised the Mobix Labs team for their execution and vision. “I am incredibly impressed by the strategic direction Mobix Labs has taken and the momentum they’ve achieved in such a short time,” said Peterson. “This team is focused, driven, and effectively recreating the success we built at Microsemi. I have no doubt Mobix Labs is on a path to becoming a dominant player in the semiconductor sector and the company continues to expand into the military, defense and aerospace sectors.”

Board member Dave Aldrich, the well-known former CEO and Chairman of Skyworks Solutions, also expressed his confidence in the company’s future. “Mobix Labs has shown that it’s not only growing but doing so with purpose and precision,” said Aldrich. “The company is focused on executing on a strategy that will yield both near- and long-term benefits for shareholders, customers, and partners alike. I am thrilled to be part of a team that has such a clear vision for building an industry powerhouse.”

The company’s revenue growth and ambitious M&A activities reflect its ongoing commitment to expansion and innovation in the military, defense, aerospace, communications, and high reliability sectors. Following a focused plan of acquisitions, Mobix Labs has positioned itself for continued success with recent acquisitions playing a pivotal role in expanding its technology portfolio and customer base.

About Mobix Labs, Inc.

At Mobix Labs, we’re committed to transforming connectivity by partnering closely with our customers to deliver advanced semiconductor and wireless systems solutions tailored to their needs. Based in Irvine, California, we specialize in four key areas; EMI Interconnect Solutions for secure aerospace and GPS systems, Active Optical Cables (AOC) for high-speed AI datacenter interconnects, 5G IC Solutions for mmWave communications, and Wireless Systems Solutions, including joint design and manufacturing services for RF technologies, serving customers in 5G, radar, and imaging sensors. Through deep collaboration and innovation, we’re shaping the future of connectivity. Visit mobixlabs.com and follow us on LinkedIn.

Mobix Labs and the logo, are among the trademarks of Mobix Labs. Other trademarks are the property of their respective owners.

Forward-Looking Statements

This press release contains forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about Mobix Labs’ expected results for the quarter and year end and expected operating performance, are forward-looking statements. The preliminary financial and operating results presented herein are an estimate and subject to the completion of Mobix Labs’ financial closing and other procedures and finalization of Mobix Labs’ consolidated financial statements for its quarter and year ended September 30, 2024, including the completion of the audit of Mobix Labs’ financial statements. Accordingly, actual financial and operating results that will be reflected in Mobix Labs’ Annual Report on Form 10-K for the year ended September 30, 2024, including its audited financial statements, when they are completed and publicly disclosed may differ from these preliminary results. In addition, any statements regarding Mobix Labs’ estimated financial performance for the fourth fiscal quarter 2024 do not present all information necessary for an understanding of Mobix Labs’ financial condition and results of operations as of and for the quarterly period ended September 30, 2024. Although Mobix Labs believes that the expectations reflected in the forward-looking statements are reasonable, Mobix Labs cannot guarantee future results, levels of activity, performance, achievements, or events and circumstances reflected in the forward-looking statements will occur. Forward-looking statements involve inherent risks and uncertainties, and a number of factors could cause actual results to differ materially from those contained in any forward-looking statement. As a result of a number of known and unknown risks and uncertainties, the actual results or performance of Mobix Labs may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include the risk that the price of Mobix Labs’ securities may be volatile due to a variety of factors, including changes in the highly competitive industries in which it operates, variations in performance across competitors, changes in laws, regulations, technologies, the global supply chain, and macro-economic and social environments affecting our business; Mobix Labs’ ability to regain compliance and maintain its listing of securities on Nasdaq; the risks concerning Mobix Labs’ ability to continue as a going concern; the inability to meet future capital requirements and risks related to Mobix Labs’ ability to raise additional capital including potential dilution to its stockholders; the risk that Mobix Labs is unable to successfully commercialize its products and solutions, or experience significant delays in doing so; the risk that Mobix Labs may not be able to generate income from operations in the foreseeable future; the risk that Mobix Labs’ experiences difficulties in managing its growth and expanding operations; the risk that Mobix Labs may not be able to consummate planned strategic acquisitions, or fully realize anticipated benefits or capture synergies from past or future acquisitions or investments; the risk that Mobix Labs may be unable to successfully defend itself in ongoing litigation or that additional actions may be commenced against Mobix Labs; the risk that Mobix Labs’ patent applications may not be approved or may take longer than expected, and Mobix Labs may incur substantial costs in enforcing and protecting its intellectual property; the risk of being an early stage company and that Mobix Labs’ limited operating history may make it difficult to evaluate its future prospects and the risks and challenges that Mobix Labs may encounter; the risk that Mobix Labs cannot predict whether it will maintain revenue growth; the risk that the markets for Mobix Labs’ products and solutions are highly competitive; the risk that future sales of Mobix Labs’ Class A Common Stock may cause the market price of its Class A Common Stock to drop significantly, even if its business is doing well; and inflation and unfavorable global economic conditions could adversely affect Mobix Labs’ business. In addition, these forward-looking statements and the information in this press release are qualified in their entirety by cautionary statements and risk factor disclosures contained in Mobix Labs’ Securities and Exchange Commission (“SEC”) filings, including the prospectus filed on August 29, 2024, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and any subsequent SEC filings. All forward-looking statements in this press release are based on information available to Mobix Labs on the date hereof, and Mobix Labs assume no obligation to update such statements.

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